UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A

                       AMENDMENT TO APPLICATION OR REPORT


   Pursuant to Section 12, 13 or 15(d) of the Securities Exchange Act of 1934



                           PACIFIC FOREST CORPORATION
                        (Formerly Zeus Enterprises, Inc.)
             (Exact name of Registrant as specified in its charter)


                                  33-55254-14
                              (Commission File No.)


                                 AMENDMENT NO. 1


     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its CURRENT REPORT on Form 8-K dated June 28, 1996 as set forth in the pages attached hereto:

     Audited  financial  statements  as of December  31, 1995 for Pacific  Crown
(Fiji) Limited.

     Pro forma information as of June 30, 1996 and December 31, 1995.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PACIFIC FOREST CORPORATION



                                   By:    /s/ Neil Alan Green
                                          Neil Alan Green, President

Dated: September 11, 1996

                                    CONTENTS

                                                                        PAGE

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET.....................      F-1
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF
     OPERATIONS....................................................      F-3
NOTES TO UNAUDITED PRO FORMA
     CONSOLIDATED FINANCIAL STATEMENTS.............................      F-4
AUDITED FINANCIAL STATEMENTS OF PACIFIC CROWN (FIJI)
     LIMITED.......................................................      F-5

                    PACIFIC FOREST CORPORATION AND SUBSIDIARY
                        (Formerly Zeus Enterprises, Inc.)
                          (A Development Stage Company)
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (unaudited)
                                  June 30, 1996

                                                                                                            Pro Forma
                                                        Pacific Forest           FIJI             Adjustments         Balances

ASSETS

CURRENT ASSETS

   Cash                                               $            9,029  $            1,385  $               0   $          10,414
   Accounts receivable                                                 0               5,030                  0               5,030
   Prepaid expenses                                               40,000                 143                  0              40,143
   Loans receivable - related parties                                  0               1,106                  0               1,106
                                                      ------------------  ------------------  -----------------   -----------------
                                TOTAL CURRENT ASSETS              49,029               7,664                  0              56,693

PROPERTY, PLANT, AND EQUIPMENT

   Buildings                                                           0              21,429                  0              21,429
   Plant & Equipment                                                   0             775,350                  0             775,350
   Vehicles                                                            0               5,005                  0               5,005
   Accumulated depreciation                                            0             (47,604)                 0             (47,604)
                                                      ------------------  ------------------  -----------------   -----------------
                                NET PROPERTY, PLANT,
                                       AND EQUIPMENT                   0             754,180                  0             754,180

OTHER ASSETS

   Timber rights                                                       0               2,143          2,000,000           2,002,143
   Loans - related party                                         392,857               3,184           (392,857)              3,184
                                                      ------------------  ------------------  -----------------   -----------------
                                  TOTAL OTHER ASSETS             392,857               5,327          1,607,143           2,005,327
                                                      ------------------  ------------------  -----------------   -----------------

                                                      $          441,886  $          767,171  $       1,607,143   $       2,816,200
                                                      ==================  ==================  =================   =================

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES

   Accrued expenses                                   $                0  $            3,725  $               0   $           3,725
                                                      ------------------  ------------------  -----------------   -----------------
                           TOTAL CURRENT LIABILITIES                   0               3,725                  0               3,725

LONG TERM LIABILITIES

   Loans payable - related parties                                     0             616,441           (392,857)            223,584
                                                      ------------------  ------------------  -----------------   -----------------
                                                                       0             616,441           (392,857)            223,584
                                                      ------------------  ------------------  -----------------   -----------------
                                   TOTAL LIABILITIES                   0             620,166           (392,857)            277,304

   Minority interest in subsidiary                                49,000                   0            (49,000)                  0

STOCKHOLDERS' EQUITY

   Common Stock par value $.001:
   100,000,000 shares authorized;
   1,245,000 shares issued                                         1,245               6,430             (6,230)              1,445

   Additional paid-in capital                                    394,612             424,286          2,055,230           2,874,128
   (Deficit) accumulated during the
     development stage                                            (2,971)           (283,711)                 0            (286,682)
                                                      ------------------  ------------------  -----------------   -----------------
                          TOTAL STOCKHOLDERS' EQUITY             392,886             147,005          2,049,000           2,588,891
                                                      ------------------  ------------------  -----------------   -----------------

                                                      $          441,886  $          767,171  $       1,607,143   $       2,816,200
                                                      ==================  ==================  =================   =================


See Notes to the Pro Forma Consolidated Financial Statements.

                    PACIFIC FOREST CORPORATION AND SUBSIDIARY
                        (Formerly Zeus Enterprises, Inc.)
                          (A Development Stage Company)
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (unaudited)
                                December 31, 1995

                                                                                                            Pro Forma
                                                        Pacific Forest           FIJI             Adjustments         Balances

ASSETS

CURRENT ASSETS

   Cash                                               $           50,000  $              751  $               0   $          50,751
                                                       -----------------   -----------------   ----------------    ----------------

                                TOTAL CURRENT ASSETS              50,000                 751                  0              50,751

PROPERTY, PLANT, AND EQUIPMENT

   Buildings                                                           0              21,429                  0              21,429
   Plant & Equipment                                                   0             332,066                  0             332,066
   Vehicles                                                            0               1,791                  0               1,791
   Accumulated depreciation                                            0                   0                  0                   0
                                                      ------------------  ------------------  -----------------   -----------------
                                NET PROPERTY, PLANT,
                                       AND EQUIPMENT                   0             355,286                  0             355,286

OTHER ASSETS

   Timber rights                                                       0               2,143          2,000,000           2,002,143
                                                      ------------------  ------------------  -----------------   -----------------
                                  TOTAL OTHER ASSETS                   0               2,143          2,000,000           2,002,143
                                                      ------------------  ------------------  -----------------   -----------------

                                                      $           50,000  $          358,180  $       2,000,000   $       2,408,180
                                                      ==================  ==================  =================   =================

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES

   Accrued expenses                                   $                0  $                0  $               0   $               0
                                                      ------------------  ------------------  -----------------   -----------------
                           TOTAL CURRENT LIABILITIES                   0                   0                  0                   0

LONG TERM LIABILITIES

   Loans payable - related parties                                     0             109,069                  0             109,069
   Payable - other                                                     0              23,000                  0              23,000
                                                      ------------------  ------------------  -----------------   -----------------
                                                                       0             132,069                  0             132,069
                                                      ------------------  ------------------  -----------------   -----------------
                                   TOTAL LIABILITIES                   0             132,069                  0             132,069


STOCKHOLDERS' EQUITY

   Common Stock par value $.001:
   100,000,000 shares authorized;
   1,100,000 shares issued                                         1,100               6,430             (6,130)              1,400

   Additional paid-in capital                                     50,900             424,286          2,006,130           2,481,316
   (Deficit) accumulated during the
     development stage                                            (2,000)           (204,605)                 0            (206,605)
                                                      ------------------  ------------------  -----------------   -----------------
                          TOTAL STOCKHOLDERS' EQUITY              50,000             226,111          2,000,000           2,276,111
                                                      ------------------  ------------------  -----------------   -----------------

                                                      $           50,000  $          358,180  $       2,000,000   $       2,408,180
                                                      ==================  ==================  =================   =================


See Notes to the Pro Forma Consolidated Financial Statements.

                    PACIFIC FOREST CORPORATION AND SUBSIDIARY
                        (Formerly Zeus Enterprises, Inc.)
                          (A Development Stage Company)
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)

                                                                                                     Year            Six Months
                                                                                                     Ended              Ended
                                                                                                   12-31-95            6/30/96

Operating Revenue                                                                             $               0   $               0

Cost of Sales                                                                                                 0                   0
                                                                                              -----------------   -----------------

                                                                       GROSS PROFIT (LOSS)                    0                   0

General and Administrative expenses                                                                     204,605              80,077
                                                                                              -----------------   -----------------

                                                                                                        204,605              80,077
                                                                                              -----------------   -----------------

                                                         INCOME (LOSS) BEFORE INCOME TAXES             (204,605)            (80,077)

PROVISION FOR INCOME TAXES                                                                                    0                   0
                                                                                              -----------------   -----------------

                                                                         NET INCOME (LOSS)    $        (204,605)  $         (80,077)
                                                                                              =================   =================

INCOME (LOSS) PER COMMON SHARE
   Net income (loss) per weighted average common share outstanding                            $            (.17)  $            (.07)
                                                                                              =================   =================

   Weighted average number of common shares outstanding                                               1,200,000           1,200,000
                                                                                              =================   =================

See Notes to the Pro Forma Consolidated Financial Statements.

                    PACIFIC FOREST CORPORATION AND SUBSIDIARY
                        (Formerly Zeus Enterprises, Inc.)
                          (A Development Stage Company)
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)


NOTE 1:         SUMMARY OF TRANSACTION

Effective June 28, 1996, Pacific Forest Corporation issued 100,000 shares of its restricted common stock to acquire two thirds (2/3) of the outstanding stock of Pacific Crown (Fiji) Limited, subsequently renamed Pacific Forest (Fiji) Limited, in a transaction accounted for under the purchase method of accounting. Effective August 23, 1996, the Company issued 200,000 shares of its restricted common stock to acquire the remaining one third (1/3) of Fiji. The transaction was recorded at $2,000,000 based on the net present value of discounted future cash flows expected to be realized through timber production.

NOTE 2:         MANAGEMENT'S ASSUMPTIONS

The pro forma balance sheets were prepared as if both of the entities were 100% combined as of June 30, 1996 and December 31, 1995. At June 30, 1996, the Company actually owned two thirds (2/3) of the subsidiary. The pro forma statements of operations assume that the entities were together as of the beginning of each period presented.

NOTE 3:         FOREIGN CURRENCY EXCHANGE

The pro forma balance sheets and statements of operations have been prepared in U.S. dollars, using the published rate of exchange (.7143) at June 30, 1996, applied to the Fijian dollar financial statements for all periods presented.

                          AUDITED FINANCIAL STATEMENTS
                                       OF
                          PACIFIC CROWN (FIJI) LIMITED

The following audited financial statements of Pacific Crown (Fiji) Limited were prepared by KPMG Peat Marwick, Suva, Fiji.

                          PACIFIC CROWN (FIJI) LIMITED

                              FINANCIAL STATEMENTS

                          FOR THE 8 MONTH PERIOD ENDED

                                31 DECEMBER 1995

PACIFIC CROWN (FIJI) LIMITED

DIRECTORS' REPORT
FOR THE 8 MONTH PERIOD 31 DECEMBER 1995


The directors have pleasure in presenting their report together with the financial statements of the Company for the 8 month period ended 31 December 1995 and the auditors' report thereon.

State of Affairs

To the best of their knowledge and information, the directors are of the view that the attached balance sheet gives a true and fair view of the state of affairs of the company as at 31 December 1995 and that the profit and loss account gives a true and fair view of the result of the company for the period then ended.

Principal Activity

The principal activity of the company will be forestry, timber processing, timber sales and plantations. During the 8 month period, the company was engaged in setting up its operation.

Operating Results

The operating loss after income tax expense for the period ended 31 December 1995 was $286,447.

Reserves

The directors recommend that no amount be transferred to or from reserves.

Dividend

No dividend was declared during the period and the directors recommend that no dividend be paid.


Dated at Suva this 21 day of February 1996.

Signed in accordance with a resolution of the directors.


DIRECTOR:   /s/ Neil Alan Green          DIRECTOR:   /s/  Everett Riley

                                        2
KPMG Peat Marwick


    Chartered Accountants

    Level 5, ANZ House           GPO Box 32           Telephone (679) 301155
    25 Victoria Parade           Suva                 Fax (679) 301312
    Suva                         Fiji
    Fiji

INDEPENDENT AUDITORS' REPORT TO THE MEMBERS OF
PACIFIC CROWN (FIJI) LIMITED

Scope

We have audited the financial statements of Pacific Crown (Fiji) Limited for the 8 month period ended 31 December 1995, consisting of the balance sheet, profit and loss account, and accompanying notes, set out on pages 3 to 8. The company's directors are responsible for the preparation and presentation of the financial statements and the information they contain. We have conducted an independent audit of these financial statements in order to express an opinion on them to the members of the company.

Our audit has been conducted in accordance with Fiji Standards on Auditing to provide reasonable assurance as to whether the financial statements are free of material misstatement. Our procedures included examination, on a test basis, of evidence supporting the amounts and other disclosures in the financial statements, and the evaluation of accounting policies and significant accounting estimates. These procedures have been undertaken to form an opinion as to whether, in all material respects, the financial statements are presented fairly in accordance with Fiji Accounting Standards and statutory requirements so as to present a view which is consistent with our understanding of the company's financial position and the results of its operations.

The audit opinion expressed in this report has been formed on the above basis.

Audit Opinion

In our opinion:

(a) proper books of account have been kept by the company, so far as appears from our examination of those books; and

(b) the accompanying accounts which have been prepared under the historical cost convention stated in Note 1 to the accounts:

     (i)  are in agreement with the books of account;

     (ii) to the best of our information and according to the explanations given to us:

          (a) give a true and fair view of the state of affairs of the company as at 31 December 1995 and of the results of the company for the 8 month period ended on that date in accordance with Fiji Accounting Standards;

          (b) give the information required by the Companies Act 1983 in the manner so required.

We have obtained all the information and explanations which to the best of our knowledge and belief were necessary for the purpose of our audit.


                              /s/ KPMG Peat Marwick
SUVA, FIJI                                                  KPMG PEAT MARWICK
21 February 1996                                         CHARTERED ACCOUNTANTS
                                                     Resident Partners
                                                     Brian Murphy, Suva
                                                     Bruce Sutton, Suva
              Member Firm of                         Michael Yee Joy, Suva
              Kleinveld Peat Marwick Goerdeler       Vishnu Deo, Lautoka

PACIFIC CROWN (FIJI) LIMITED

BALANCE SHEET
AS AT 31 DECEMBER 1995

                                                                                  Note                1995
                                                                                                       F$

CURRENT ASSETS

Cash at bank and on hand                                                            5                      1,052
                                                                                               -----------------

Total Current Assets                                                                                       1,052

NON-CURRENT ASSETS

Property, plant and equipment                                                       6                    497,400
Timber rights                                                                       7                      3,000
                                                                                               -----------------

Total Non-Current Assets                                                                                 500,400

TOTAL ASSETS                                                                                             501,452

NON-CURRENT LIABILITIES

Owing to related company                                                            8                    152,697
Other creditors                                                                                           32,200
                                                                                               -----------------

Total Non-Current Liabilities                                                                            184,897

TOTAL LIABILITIES                                                                                        184,897

NET ASSETS                                                                                               316,555

SHAREHOLDERS' EQUITY

Share capital                                                                       9                      9,002
Reserves                                                                           10                    594,000
Accumulated losses                                                                                      (286,447)
                                                                                               -----------------

TOTAL SHAREHOLDERS' EQUITY                                                                               316,555

Contingent liabilities and capital expenditure commitments                         11


The balance sheet is to be read in conjunction with the notes to and forming part of the financial statements set out on pages 5 to 8.



DIRECTOR /s/ Neil Alan Green             DIRECTOR /s/ Everett Riley

PACIFIC CROWN (FIJI) LIMITED

PROFIT AND LOSS ACCOUNT
FOR THE 8 MONTH PERIOD ENDED 31 DECEMBER 1995

                                                                                  Note                1995
                                                                                                       F$

Operating loss before income tax                                                    3                   (286,447)

Less: Income tax expense                                                            4                          -
                                                                                               -----------------

Operating loss                                                                                          (286,447)

ACCUMULATED LOSSES AT THE END OF
THE PERIOD                                                                                              (286,447)


The profit and loss account is to be read in conjunction with the notes to and forming part of the financial statements set out on pages 5 to 8.

PACIFIC CROWN (FIJI) LIMITED

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
FOR THE 8 MONTH PERIOD ENDED 31 DECEMBER 1995


1.       STATEMENT OF ACCOUNTING POLICIES

          The  financial  statements  of  the  company  have  been  drawn  up in accordance with the accounting standards and disclosure requirements of the Fiji Institute of Accountants and the requirements of law. They have been prepared on the basis of historical costs and do not take into account changing money values or current valuations of non-current assets. The accounting policies have been consistently applied.

          Set out below is a summary of the significant accounting policies adopted by the company in the preparation of the financial statements.

          Income tax

          The company adopts the liability method of tax-effect accounting.

          Depreciation of Property, Plant and Equipment

          Property, plant and equipment including leasehold land and buildings are depreciated using the straight line method, at rates which will write off the costs of those assets over their expected useful lives. The method of write off and the rates used are those considered appropriate to each class of asset.

          The principal depreciation rates in use are:

          Buildings and sheds                                           10%
          Saw milling machinery                                         25%
          Motor vehicles                                                10%

          Foreign Currency

          Foreign currency transactions are translated to Fiji currency at the rates of exchange ruling at the dates of the transactions. Amounts receivable and payable are translated at the rates of exchange ruling at balance date. All realised and unrealised gains and losses arising on such transactions are recognised in the results for the period.

          Timber Rights

          Timber rights are carried at the lower of cost or net realisable value, without any upward revaluation to market value. Annual allowances for depletion is made commencing in the year following the year of acquisition.

2.       PRINCIPAL ACTIVITY

          The principal activity of the company will be forestry, timber processing, timber sales and plantations. The company was engaged in setting up its operation during the course of the financial period.

PACIFIC CROWN (FIJI) LIMITED

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
FOR THE 8 MONTH PERIOD ENDED 31 DECEMBER 1995 (Cont'd)


                                                                                                      1995
                                                                                                       F$
3.       OPERATING LOSS BEFORE INCOME TAX

         Including in the operating loss before income tax are the following items of expense:

         Expenses

         Auditors' remuneration                                                                            2,200
         Pre-incorporation expenses and set up cost                                                      284,247
                                                                                               =================

4.       INCOME TAX

         Income tax expense

         Prima facie income tax (benefit) calculated at 35% on the operating
         (loss) before income tax                                                                       (100,256)

         Decrease in income tax (benefit) due to:
         Pre-incorporation expenses and set up cost not deductible for
         tax purposes                                                                                    100,256

         Income tax expense                                                                                    -

5.       CASH

         Cash at bank                                                                                        699
         Cash on hand                                                                                        353

                                                                                                           1,052

6.       PROPERTY, PLANT AND EQUIPMENT

         Shed - at cost                                                                                   30,000
         Less provision for depreciation                                                                       -
                                                                                                          30,000

         Saw milling equipment - at cost                                                                 464,893
         Less provision for depreciation                                                                       -
                                                                                                         464,893

         Motor vehicles                                                                                    2,507
         Less provision for depreciation                                                                       -
                                                                                                           2,507

         Total Fixed Assets - Written Down Value                                                         497,400
                                                                                               =================

PACIFIC CROWN (FIJI) LIMITED

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
FOR THE 8 MONTH PERIOD ENDED 31 DECEMBER 1995 (Cont'd)


                                                                                                      1995
                                                                                                       F$

7.       TIMBER RIGHTS

         Timber rights                                                                                     3,000
                                                                                               =================

         This represents purchase of concession rights to all indigenous logs of timber within the province of Bua under the control of the Qalitu
         Co-operative, satisfied by the issue of 3,000 shares at par and representing 33.3% of the company. The value of the timber will be brought to account as logs are received into the saw mill.

8.       OWING TO RELATED COMPANY

         Owing to Pacific Crown Corporation                                                              152,697

         The amount owing to Pacific Crown Corporation are unsecured, interest free with no fixed terms of repayment.

9.       SHARE CAPITAL

         Authorised Capital
         10,000 ordinary shares of $1 each                                                                10,000
                                                                                               =================

         Issued and fully paid up capital
         9,002 ordinary shares of $1 each                                                                  9,002
                                                                                               =================

10.      RESERVES

         Share premium reserve                                                                           594,000

         Share premium represents 6,000 ordinary shares issued at a share premium of $99 each.

11.      CONTINGENT LIABILITIES AND COMMITMENTS

         Contingent liabilities and commitments not otherwise provided for in the financial statements are as follows:

                                                                                                      1995
                                                                                                        $

         Contingent Liabilities                                                                        Nil

         Commitments                                                                                   Nil

PACIFIC CROWN (FIJI) LIMITED

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
FOR THE 8 MONTH PERIOD ENDED 31 DECEMBER 1995 (Cont'd)


12.      HOLDING COMPANY

          The holding company of Pacific Crown (Fiji) Limited is Pacific Crown Corporation, a company incorporated in United States of America.

13.      DATE OF INCORPORATION

          Pacific Crown (Fiji) Limited was incorporated on 7 April 1995 and is yet to commence operations.

DISCLAIMER



The additional financial data presented on the following page is in accordance with the books and records of PACIFIC CROWN (FIJI) LIMITED which have been subjected to the auditing procedures applied in our statutory audit for the year ended 31 December 1995. It will be appreciated that our statutory audit did not cover all details of the additional financial data. Accordingly, we do not express an opinion on this financial data and no warranty of accuracy or reliability is given.

In accordance with our firm policy, we advise that neither the firm nor any member or employee of the firm undertakes responsibility arising in any way whatsoever to any person (other than the company) in respect of this data, including any errors or omissions therein, arising through negligence or otherwise however caused.




                                                /s/ KPMG Peat Marwick
SUVA, FIJI                                     KPMG PEAT MARWICK
                                               CHARTERED ACCOUNTANTS
21 February 1996

                                       10
PACIFIC CROWN (FIJI) LIMITED

STATEMENT OF PROFIT AND LOSS
FOR THE PERIOD ENDED 31 DECEMBER 1995


                                                                                                      1995
                                                                                                       F$

INCOME                                                                                                         -

EXPENSES

Auditors' remuneration                                                                                     2,200
Consultancy - Pacific Crown Limited                                                                      237,606
Consultancy - Namara Lakeside                                                                              5,344
Consultancy - other                                                                                        2,004
Motor vehicle expenses                                                                                       451
Sundries                                                                                                      48
Telephone                                                                                                    328
Travel                                                                                                    38,466
                                                                                               -----------------

TOTAL EXPENSES                                                                                           286,447

NET LOSS BEFORE INCOME TAX                                                                              (286,447)